UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to 13 OR 15(D)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2013

ACL Semiconductors Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50140	16-1642709
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 Room 1703, 17/F, Tower 1

Enterprise Square, 9 Sheung Yuet Road

Kowloon Bay, Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

011-852- 2799-1996

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

On February 22, 2013 (the “Engagement Date”), the audit committee of the board of directors of ACL Semiconductors Inc. (“the Company”) approved the engagement of Albert Wong & Co. LLP (“New Auditor”), an independent U.S. CPA firm which is associated with the Company's existing independent accountants, Albert Wong & Co. (“Previous Auditor”), who tendered its resignation on February 22, 2013 (the “Resignation Date”), as the Company’s new independent accountant.

The report of the Previous Auditor on the Company's consolidated financial statements for the fiscal years ended December 31, 2010 and 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except to note that the Company had numerous significant related parties’ transactions. During the years ended December 31, 2010 and 2011 and through the Resignation Date, there have been no disagreements between the Company and the Previous Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the Previous Auditor’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During the years ended December 31, 2010 and 2011 and through the Resignation Date, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Previous Auditor with a copy of this Report and the Company has requested that the Previous Auditor furnish a letter addressed to the Commission stating whether it agrees with the statements above. A copy of this letter is filed as an exhibit to this Report.

During the years ended December 31, 2012 and 2011, and any subsequent interim period prior to the Engagement Date, neither the Company nor anyone acting on the Company's behalf consulted the New Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01     Other Events

On February 25, 2013, the registrant moved offices. The registrant’s new address is Room 1703, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong.

Item 9.01     Financial Statements and Exhibits.

a)	Not applicable.
b)	Not applicable.
c)	Not applicable.
d)	Exhibits

Exhibit No.	Exhibit

16.1	Letter from Previous Auditor to the Securities and Exchange Commission dated February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACL Semiconductors Inc.

Dated: February 28, 2013

By: /s/ Ben Wong
Name: Ben Wong
Title: Chief Executive Officer